VARIABLE INTEREST ENTITIES	12 Months Ended
Dec. 31, 2013
Organization, Consolidation and Presentation of Financial Statements [Abstract]
VARIABLE INTEREST ENTITIES
VARIABLE INTEREST ENTITIES

Consolidated VIEs include three managed golf course properties and certain realty interests which we define as “Non-Core Development Entities”. We have determined we are the primary beneficiary of these VIEs as we have the obligation to absorb the majority of losses from and direct activities of these operations. One of these managed golf course property VIEs is financed through a loan payable of $1.1 million collateralized by assets of the entity totaling $3.9 million as of December 31, 2013. The other managed golf course property VIEs are financed through advances from us. Outstanding advances as of December 31, 2013 total $3.6 million compared to recorded assets of $6.8 million.

The VIE related to certain Non‑Core Development Entities is financed through notes which are payable through cash proceeds related to the sale of certain real estate held by the Non‑Core Development Entities.
 The following summarizes the carrying amount and classification of the VIEs’ assets and liabilities in the consolidated balance sheets as of December 31, 2013 and December 25, 2012, net of intercompany amounts:

	2013	2012
Current assets	$1,407	$954
Fixed assets, net	9,347	9,870
Other assets	$850	$856
Total assets	$11,604	$11,680

Current liabilities	$1,644	$1,294
Long-term debt	13,157	13,408
Other long-term liabilities	20,060	19,419
Noncontrolling interest	5,955	6,260
Company capital	(29,212)	(28,701)
Total liabilities and equity	$11,604	$11,680

Recourse of creditors to these VIEs is limited to the assets of the VIE entities, which total $11.6 million and $11.7 million at December 31, 2013 and December 25, 2012, respectively.